UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2010

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Renewal of Contracts with the Centers for Medicare & Medicaid Services

On October 4, 2010, WellCare Health Plans, Inc. (the “Company”) received Contract S5967 (the “2011 PDP Contract”) between the Centers for Medicare & Medicaid Services (“CMS”) and WellCare Prescription Insurance, Inc. (“WPI”), a wholly-owned subsidiary of the Company, pursuant to which WPI, together with another Company subsidiary, provides stand-alone prescription drug plans under Medicare Part D.  The 2011 PDP Contract replaces in its entirety Contract S5967 dated September 30, 2005 between CMS and WPI (the “2005 PDP Contract”).

The terms and conditions contained in the 2011 PDP Contract are equivalent to the terms and conditions contained in the 2005 PDP Contract in most material respects.  Pursuant to the 2011 PDP Contract, WPI will operate Medicare prescription drug plans in accordance with the benefit plans submitted by WPI to CMS and applicable laws and regulations, including those relating to the marketing of its plans, enrollment into its plans, utilization management and appeals and grievances.  The 2011 PDP Contract also includes provisions related to recent federal legislation revising the Medicare program, such as administration of the coverage gap subsidy authorized by section 1860D-14A of the Social Security Act.  The term of the 2011 PDP Contract is from October 4, 2010 through December 31, 2011 and is renewable for additional one-year periods provided that WPI remains qualified to offer its plans and neither party has elected not to renew.  Either party may terminate the 2011 PDP Contract during any term in accordance with applicable laws and regulations.

On October 4, 2010, the Company also received the following contracts (collectively, the “2011 MA Contracts”) between CMS and the wholly-owned subsidiaries of the Company listed below (collectively, the “MA Subsidiaries”).  The 2011 MA Contracts replace in their entireties the contracts of the same numbers previously entered between CMS and the MA Subsidiaries (collectively, the “Prior MA Contracts”) on the dates indicated below.

MA Contract Number	MA Subsidiary	State Served	Date of Prior MA Contract
H0117	WellCare of Ohio, Inc.	Ohio	10/29/2007
H0712	WellCare of Connecticut, Inc.	Connecticut	9/30/2005
H0913	WellCare Health Insurance Plans of New Jersey, Inc.	New Jersey	10/29/2007
H1032	WellCare of Florida, Inc.	Florida	9/30/2005
H1112	WellCare of Georgia, Inc.	Georgia	9/30/2005
H1216	Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Missouri	Missouri	10/29/2007
H1264	WellCare of Texas, Inc.	Texas	10/29/2007
H1416	Harmony Health Plan of Illinois, Inc.	Illinois	9/30/2005
H1657	Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Indiana	Indiana	10/29/2007
H1903	WellCare of Louisiana, Inc.	Louisiana	10/3/2005
H2491	WellCare Health Insurance of Arizona, Inc.	Hawaii	11/18/2008
H3361	WellCare of New York, Inc.	New York	10/6/2005

Pursuant to the 2011 MA Contracts, the MA Subsidiaries will operate Medicare Advantage coordinated care plans in the states noted in the table above.  The MA Subsidiaries agree to operate these plans in accordance with the benefit plans submitted by the MA Subsidiaries to CMS and applicable laws and regulations.  The terms and conditions contained in the 2011 MA Contracts are equivalent to the terms and conditions contained in the Prior MA Contracts in most material respects.  They contain various requirements applicable to operation of the plans including, among other things, the benefits to be provided by the MA Subsidiaries to their enrollees, certain protections for enrollees and providers, quality improvement programs, data reporting and program integrity.  Each 2011 MA Contract also includes an addendum containing the terms and conditions under which the MA Subsidiary may offer Medicare Part D prescription drug coverage through one or more of its Medicare Advantage plans.  The term of the 2011 MA Contracts is from October 4, 2010 through December 31, 2011.  Unless the applicable MA Subsidiary elects not to renew, each 2011 MA Contract is renewable for additional one-year periods provided that the MA Subsidiary and CMS agree on the benefit design and pricing for the MA Subsidiary’s plans for the renewal period and CMS authorizes the renewal.  CMS may terminate any 2011 MA Contract during its term for various reasons, such as an MA Subsidiary’s substantial failure to comply with various contractual requirements, as detailed in the 2011 MA Contract.

Finally, on October 4, 2010, the Company received Medicare Mark License Agreements between CMS and each of WPI and the MA Subsidiaries (collectively, the “License Agreements”) pursuant to which CMS has granted WPI and the MA Subsidiaries a non-exclusive, non-assignable right to use the trademark “Medicare Prescription Drug Benefit program” in marketing materials beginning October 1, 2010.  Such use is subject to the terms of the License Agreements.  Each License Agreement terminates on December 31, 2011 but is renewable to run concurrently with any renewal of the associated 2011 PDP Contract or 2011 MA Contract.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the 2011 PDP Contract, the 2011 MA Contracts and/or the License Agreements.  The above description is qualified in its entirety by reference to the 2011 PDP Contract, the form of 2011 MA Contract, the benefit attestations for each MA Contract and the form of License Agreement, each of which is attached hereto and incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	Contract S5967 between the Centers for Medicare & Medicaid Services and WellCare Prescription Insurance, Inc.
10.2
Form of Contract between the Centers for Medicare & Medicaid Services and each of (a) WellCare of Ohio, Inc. (Contract H0117), (b) WellCare of Connecticut, Inc. (Contract H0712), (c) WellCare Health Insurance Plans of New Jersey, Inc. (Contract H0913), (d) WellCare of Florida, Inc. (H1032), (e) WellCare of Georgia, Inc. (H1112), (f) Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Missouri (H1216), (g) WellCare of Texas, Inc. (H1264), (h) Harmony Health Plan of Illinois, Inc. (H1416), (i) Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Indiana (H1657), (j) WellCare of Louisiana, Inc. (H1903), (k) WellCare Health Insurance of Arizona, Inc. (H2491) and (l) WellCare of New York, Inc. (H3361)

10.3	2011 Benefit Attestation to Contract H0117 between the Centers for Medicare & Medicaid Services and WellCare of Ohio, Inc.
10.4	2011 Benefit Attestation to Contract H0712 between the Centers for Medicare & Medicaid Services and WellCare of Connecticut, Inc.
10.5	2011 Benefit Attestation to Contract H0913 between the Centers for Medicare & Medicaid Services and WellCare Health Insurance Plans of New Jersey, Inc.
10.6	2011 Benefit Attestation to Contract H1032 between the Centers for Medicare & Medicaid Services and WellCare of Florida, Inc.
10.7	2011 Benefit Attestation to Contract H1112 between the Centers for Medicare & Medicaid Services and WellCare of Georgia, Inc.
10.8	2011 Benefit Attestation to Contract H1216 between the Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Missouri
10.9	2011 Benefit Attestation to Contract H1264 between the Centers for Medicare & Medicaid Services and WellCare of Texas, Inc.
10.10	2011 Benefit Attestation to Contract H1416 between the Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc.
10.11	2011 Benefit Attestation to Contract H1657 between the Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Indiana
10.12	2011 Benefit Attestation to Contract H1903 between the Centers for Medicare & Medicaid Services and WellCare of Louisiana, Inc.
10.13	2011 Benefit Attestation to Contract H2491 between the Centers for Medicare & Medicaid Services and WellCare Health Insurance of Arizona, Inc.
10.14	2011 Benefit Attestation to Contract H3361 between the Centers for Medicare & Medicaid Services and WellCare of New York, Inc.
10.15
Form of Medicare Mark License Agreement between the Centers for Medicare & Medicaid Services and each of (a) WellCare of Ohio, Inc. (Contract H0117), (b) WellCare of Connecticut, Inc. (Contract H0712), (c) WellCare Health Insurance Plans of New Jersey, Inc. (Contract H0913), (d) WellCare of Florida, Inc. (H1032), (e) WellCare of Georgia, Inc. (H1112), (f) Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Missouri (H1216), (g) WellCare of Texas, Inc. (H1264), (h) Harmony Health Plan of Illinois, Inc. (H1416), (i) Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Indiana (H1657), (j) WellCare of Louisiana, Inc. (H1903), (k) WellCare Health Insurance of Arizona, Inc. (H2491), (l) WellCare of New York, Inc. (H3361) and (m) WellCare Prescription Insurance, Inc. (S5967)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2010	WELLCARE HEALTH PLANS, INC. /s/ Thomas L. Tran
Thomas L. Tran
Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit Number	Description
10.1	Contract S5967 between the Centers for Medicare & Medicaid Services and WellCare Prescription Insurance, Inc.
10.2
Form of Contract between the Centers for Medicare & Medicaid Services and each of (a) WellCare of Ohio, Inc. (Contract H0117), (b) WellCare of Connecticut, Inc. (Contract H0712), (c) WellCare Health Insurance Plans of New Jersey, Inc. (Contract H0913), (d) WellCare of Florida, Inc. (H1032), (e) WellCare of Georgia, Inc. (H1112), (f) Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Missouri (H1216), (g) WellCare of Texas, Inc. (H1264), (h) Harmony Health Plan of Illinois, Inc. (H1416), (i) Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Indiana (H1657), (j) WellCare of Louisiana, Inc. (H1903), (k) WellCare Health Insurance of Arizona, Inc. (H2491) and (l) WellCare of New York, Inc. (H3361)

10.3	2011 Benefit Attestation to Contract H0117 between the Centers for Medicare & Medicaid Services and WellCare of Ohio, Inc.
10.4	2011 Benefit Attestation to Contract H0712 between the Centers for Medicare & Medicaid Services and WellCare of Connecticut, Inc.
10.5	2011 Benefit Attestation to Contract H0913 between the Centers for Medicare & Medicaid Services and WellCare Health Insurance Plans of New Jersey, Inc.
10.6	2011 Benefit Attestation to Contract H1032 between the Centers for Medicare & Medicaid Services and WellCare of Florida, Inc.
10.7	2011 Benefit Attestation to Contract H1112 between the Centers for Medicare & Medicaid Services and WellCare of Georgia, Inc.
10.8	2011 Benefit Attestation to Contract H1216 between the Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Missouri
10.9	2011 Benefit Attestation to Contract H1264 between the Centers for Medicare & Medicaid Services and WellCare of Texas, Inc.
10.10	2011 Benefit Attestation to Contract H1416 between the Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc.
10.11	2011 Benefit Attestation to Contract H1657 between the Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Indiana
10.12	2011 Benefit Attestation to Contract H1903 between the Centers for Medicare & Medicaid Services and WellCare of Louisiana, Inc.
10.13	2011 Benefit Attestation to Contract H2491 between the Centers for Medicare & Medicaid Services and WellCare Health Insurance of Arizona, Inc.
10.14	2011 Benefit Attestation to Contract H3361 between the Centers for Medicare & Medicaid Services and WellCare of New York, Inc.
10.15
Form of Medicare Mark License Agreement between the Centers for Medicare & Medicaid Services and each of (a) WellCare of Ohio, Inc. (Contract H0117), (b) WellCare of Connecticut, Inc. (Contract H0712), (c) WellCare Health Insurance Plans of New Jersey, Inc. (Contract H0913), (d) WellCare of Florida, Inc. (H1032), (e) WellCare of Georgia, Inc. (H1112), (f) Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Missouri (H1216), (g) WellCare of Texas, Inc. (H1264), (h) Harmony Health Plan of Illinois, Inc. (H1416), (i) Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Indiana (H1657), (j) WellCare of Louisiana, Inc. (H1903), (k) WellCare Health Insurance of Arizona, Inc. (H2491), (l) WellCare of New York, Inc. (H3361) and (m) WellCare Prescription Insurance, Inc. (S5967)